Exhibit 7.09


             ASSIGNMENT AND JOINDER AGREEMENT TO PURCHASE AGREEMENT
             ------------------------------------------------------

         ASSIGNMENT AND JOINDER AGREEMENT dated as of March 31, 2008, by and among Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. (collectively, the "THL PARTIES") and Great West Investors L.P., Putnam Investments Employees' Securities Company III LLC, THL Coinvestment Partners, L.P., THL Operating Partners, L.P. and THL Equity Fund VI Investors (MoneyGram), L.P. (individually, "THL TRANSFEREE," and, collectively, the "THL TRANSFEREES"). Capitalized terms used but not defined herein have the meaning ascribed to them in the Purchase Agreement.

                                   BACKGROUND
                                   ----------

         WHEREAS, the THL Parties and certain other investors are parties to an Amended and Restated Purchase Agreement, dated as of March 17, 2008, as may be amended (the "PURCHASE AGREEMENT") whereby the THL Parties agree to purchase certain Securities of MoneyGram International, Inc. (the "COMPANY");

         WHEREAS, the THL Transferees may be joined as party to the Purchase Agreement pursuant to Section 4.5 of the Purchase Agreement;

         WHEREAS, the Securities held by the THL Transferees following the transfer by the THL Parties of such Securities to the THL Transferees will be held in the custody of the THL Parties;

         WHEREAS, the THL Transferees have acquired from the THL Parties the number of Securities of the Company set forth opposite each THL Transferee's name on Schedule 1 hereto resulting in the ownership of such Securities of the Company by the THL Parties and the THL Transferees as set forth on Schedule 1 hereto;

         WHEREAS, the THL Parties wish the THL Transferees to be bound and the THL Transferees desire to be bound by and enjoy the benefits of the Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

         1. Each THL Transferee acknowledges receipt of a copy of the Purchase Agreement and, after review and examination thereof, agrees to be bound by all obligations of the THL Parties and entitled to all rights of the THL Parties pursuant to the Purchase Agreement.

         2. The number of Securities of the Company set forth opposite the names of the THL Transferees and the THL Parties on Schedule A hereto shall reflect the Securities held by the THL Transferees and the THL Parties as of the date hereof.

         3. This agreement and any related dispute shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals, as applicable, as of the day and year first above written. This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                   TRANSFERORS
                                   -----------

                                     THOMAS H. LEE EQUITY FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC,
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director



              [SIGNATURE PAGE TO ASSIGNMENT AND JOINDER AGREEMENT]

                                   TRANSFEREES
                                   -----------


                                     GREAT-WEST INVESTORS L.P.

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its attorney-in-fact

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director



                                     PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                     COMPANY III LLC

                                     By: PUTNAM INVESTMENTS HOLDINGS LLC
                                         its managing member

                                     By: PUTNAM INVESTMENTS, LLC
                                         its managing member

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its attorney-in-fact

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director



                                     THL COINVESTMENT PARTNERS, L.P.

                                     By: THOMAS H. LEE PARTNERS, L.P.
                                         its general partner

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director



              [SIGNATURE PAGE TO ASSIGNMENT AND JOINDER AGREEMENT]

                                     THL OPERATING PARTNERS, L.P.

                                     By: THOMAS H. LEE PARTNERS, L.P.
                                         its general partner

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director

















              [SIGNATURE PAGE TO ASSIGNMENT AND JOINDER AGREEMENT]

                                     THL EQUITY FUND VI INVESTORS
                                     (MONEYGRAM), L.P.

                                     By: THL EQUITY ADVISORS VI, LLC,
                                         its general partner

                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                         its sole member

                                     By: THOMAS H. LEE ADVISORS, LLC,
                                         its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director















              [SIGNATURE PAGE TO ASSIGNMENT AND JOINDER AGREEMENT]

                                   SCHEDULE 1

----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
                                                         NUMBER OF
                                            ORIGINAL      SHARES                                                       REVISED
THL ENTITY                                 ALLOCATION   TRANSFERRED                   TRANSFEREE                      ALLOCATION
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
                                                         6,093.460  Silver Point Capital Offshore Fund, Ltd.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Thomas H. Lee Parallel Fund VI, L.P.      186,689.275    1,363.257  Great-West Investors L.P.                        180,870.241
                                                       ------------ ------------------------------------------------
                                                         1,362.727  Putnam Investments Employees' Securities Company
                                                                    III LLC
                                                       ------------ ------------------------------------------------
                                                           762.978  THL Coinvestment Partners, L.P.
                                                       ------------ ------------------------------------------------
                                                           923.532  THL Operating Partners, L.P.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Thomas H. Lee Parallel (DT) Fund VI, L.P.  32,610.868       16.468  THL Operating Partners, L.P.                      31,594.400
                                                       ------------ ------------------------------------------------
                                                         1,000.000  THL Equity Fund VI Investors (MoneyGram), L.P.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Great-West Investors L.P.                         0.0                                                                  1,363.257
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Putnam Investments Employees' Securities
Company III LLC                                   0.0                                                                  1,362.727
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Coinvestment Partners, L.P.                   0.0                                                                    762.978
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Operating Partners, L.P.                      0.0                                                                    940.000
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Equity Fund VI Investors
(MoneyGram), LLC                                  0.0                                                                  1,000.000
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
